Exhibit 10.1

                     Confidential Treatment Requested as to
                  Certain Information Contained in this Exhibit


            FIFTH AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT
                         DATED FEBRUARY 2, 2000 BETWEEN
         TOMMY HILFIGER LICENSING, INC. and THE STRIDE RITE CORPORATION



     AGREEMENT entered into this 28th day of July, 2006, by and between TOMMY HILFIGER LICENSING, LLC, f/k/a TOMMY HILFIGER LICENSING, INC., having an address at University Plaza - Bellevue Building, 262 Chapman Road, Suite 103A, Newark, Delaware 19702 (hereinafter referred to as "Licensor") and THE STRIDE RITE CORPORATION, having its offices at 191 Spring Street, P. O. Box 9191, Lexington, Massachusetts 02173-9191 (hereinafter referred to as "Licensee").

                              W I T N E S S E T H :

     WHEREAS, Licensor and Licensee entered into an Amended and Restated License Agreement dated February 2, 2000, which license was previously amended by amendments dated June 20, 2001, October 3, 2002, January 9, 2004 and March 23, 2005 (the Amended and Restated License Agreement as previously amended is hereinafter referred to as the "License"); and

     WHEREAS, the parties have agreed to the amendments to the License contained herein.

     NOW,  THEREFORE,  the  parties  hereto,  in  consideration  of  the  mutual agreements contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

1. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the License.

2. Paragraph 1.1 of the License is deleted and replaced with the following:

            "Affiliate with respect to either party hereto shall mean a person or entity controlling, controlled by, or under common control with such party."

3. Paragraph 1.6A of the License is hereby amended by adding the following at the end thereof:

            "On and after April 1, 2005, Malaysia and Taiwan shall be deleted from this definition of International Territory. On and after March 31, 2006, Hong Kong and Singapore shall be deleted from this definition of International Territory. On and after March 31, 2007, South Africa shall be deleted from this definition of International Territory."

4. Paragraph 2.7(b) of the License is hereby amended by deleting it in its entirety and replacing it with the following:

            "Licensor reserves the right to designate the location of Licensee's primary showroom required in Paragraph 2.7(a) above."

5. Paragraph 2.10 of the License is hereby amended by deleting the first and second sentences thereof and replacing them with the following:

            "Beginning with the Annual Period commencing April 1, 2005, for the Territory excluding the International Territory, Licensee will (a) participate in Licensor's Merchandise Coordinator Program; or (b) operate Licensee's own merchandise coordinator program established by Licensee to Licensor's satisfaction. Licensor's approval of Licensee's Merchandise Coordinator Program will be determined by considering, among other things, the territory of coverage, the number and volume of stores to be serviced, head count, and travel and entertainment costs. If Licensee elects option (a), it shall pay a reasonable amount in quarterly installments simultaneously with the Percentage Royalty payments. If Licensee elects option (b), Licensee shall, upon Licensor's request, provide to Licensor documentation reasonably acceptable to Licensor, evidencing Licensee's operation of its merchandise coordinator program. If Licensee's program is not acceptable to Licensor and changes requested by Licensor are not implemented within sixty (60) days of written notice from Licensor to Licensee, Licensor may require Licensee to comply with option (a) above."

6. Paragraph 3.1 of the License is hereby amended by inserting the following at the end of thereof:

            "The parties hereby acknowledge that the Agreement is hereby extended for an additional one-year term commencing on April 1, 2007 through March 31, 2008 (the Eleventh Annual Period). This Agreement may be extended for additional years beyond the Eleventh Annual Period on terms and conditions to be agreed upon by the parties. In the event this Agreement is not extended beyond the Eleventh Annual Period, then the Eleventh Annual Period shall end on June 30, 2008."

7. Paragraph 4.2 of the License is hereby amended by:

      (a) deleting all references to minimums relating to the Career Line for any Annual Period beginning on April 1, 2005 and after;

      (b) deleting the entry for the Annual Period 4/1/06 - 3/31/07 in the first chart therein:

      (c)         adding the following to the first chart:

                  "Annual Period                Minimum Sales
                  4/1/06 - 3/31/07 (Tenth)      $
                                                ---------------
                  4/1/07 - 3/31/08 (Eleventh)   $
                                                ---------------

      (d)         deleting the entry of "$            "for the Annual Period
                                          ------------
                  4/1/06 - 3/31/07 for Mexico in the second chart (International
                  Territory) therein and replacing it with "$            ";
                                                             ------------

      (e)         deleting the entry of "$            "for the Annual Period
                                          ------------
                  4/1/06 - 3/31/07 for Australia in the second chart (International Territory) therein and replacing it with
                  "$            ";
                    ------------

      (f) deleting the entries for Malaysia and Taiwan for the Annual Period 4/1/05- 3/31/06 and for Malaysia, Taiwan, Hong Kong and Singapore for the Annual Period 4/1/06 - 3/31/07 in the second chart (International Territory) therein;

      (g)         adding the following to the second chart:

                                       "Minimum Sales Level for Countries in the
                                       International Territory
                                       -----------------------------------------
            Annual Period              Mexico              Australia
            -------------              ------              ---------
            4/1/07-3/31/08 (Eleventh)  $                   $             "
                                        ------------        ------------

      (h) adding the following to the end of the second sentence therein:

                  ", except during the Tenth Annual Period (4/1/06-3/31/07) for Australia only and during the Eleventh Annual Period (4/1/07 - 3/31/08) for the Domestic Territory only."

      (i)         adding the following to the end of the third sentence therein:

                  ", except for the Tenth Annual Period (4/1/06-3/31/07) for the Domestic Territory and Australia only and Eleventh Annual Period (4/1/07-3/31/08) for the Domestic Territory only."

      (j)         adding the following at the end thereof:

                  "Licensee shall not receive credit against Minimum Sales Levels for sales made pursuant to Paragraphs 5.11, 5.12 or 5.14."

8. Paragraph 5.2 of the License is hereby amended by:

      (a) deleting all references to minimums relating to the Career Line for any Annual Period beginning on April 1, 2005 and after;

      (b)         adding the following after the third sentence therein:

                  "Anything to the contrary notwithstanding, the Guaranteed Minimum Royalty for the Territory (excluding the International Territory) for the following Annual Periods shall be the greater of amounts set forth below:

                                                      Guaranteed
                  Annual Period                       Minimum Royalty
                  -------------                       ---------------
                  4/1/06- 3/31/07 (Tenth)             $
                                                       ------------
                  4/1/07- 3/31/08 (Eleventh)          $
                                                       ------------

                  or               percent of the Minimum Sales Level for such
                     -------------
                  Annual Period as the same may be adjusted pursuant to Paragraph 4.2.

                  Anything to the contrary notwithstanding, the Guaranteed Minimum Royalty for the International Territory for the following Annual Periods shall be the greater of the amounts set forth below:

                                       Guaranteed Minimum Royalty For Countries
                                       in the International Territory
                                       ----------------------------------------
      Annual Period                    Mexico         Australia     South Africa
      4/1/06- 3/31/07 (Tenth)          $              $             $
                                        ----------     ----------    ----------
      4/1/07- 3/31/08 (Eleventh)       $              $             $
                                        ----------     ----------    ----------

                  or          percent of the Minimum Sales Level for such
                     --------
                  Annual Period as the same may be adjusted pursuant to Paragraph 4.2."

9. Paragraph 5.3 of the License is hereby amended by inserting the following at the end thereof:

            "No Percentage Royalty will be due on purchases of Licensed Products pursuant to Sections 5.11, 5.12 and 5.14 of this Agreement."

10. Paragraph 7.1 of the License is hereby amended by:

      (a) deleting all references to minimums relating to the Career Line for any Annual Period beginning on April 1, 2005 and after;

      (b) deleting the entry for 4/1/06 - 33/31/07 appearing in the first chart therein;

      (c)         adding the following to the first chart therein:

                  "Annual Period                Guaranteed Minimum Advertising
                  --------------                ------------------------------
                  4/1/06 - 3/31/07 (Tenth)      $
                                                 -------------
                  4/1/07 - 3/31/08 (Eleventh)   $              "
                                                 -------------

      (d)         adding the following to the end of the fourth sentence:

                  ", except that for the Tenth Annual Period (4/1/06-3/31/07) and Eleventh Annual Period (4/1/07-3/31/08) only, the Guaranteed Minimum Advertising Payments for the Territory (excluding the International Territory) shall be equal to the
                  greater of the amounts set forth above or             percent
                                                            -----------
                  of the Minimum Sales Level."

      (e)         deleting the entry of "$            " for the Annual Period
                                          ------------
                  4/1/06 - 3/31/07 for Mexico in the chart in Section 7.1(b) (International Territory) and replacing it with
                  "            ";
                   ------------

      (f)         deleting the entry of "$            " for the Annual Period
                                          ------------
                  4/1/06 - 3/31/07 for Australia in the chart in Section 7.1(b) (International Territory) and replacing it with
                  "$            ";
                    ------------

      (g) deleting the entries for Malaysia and Taiwan for the Annual Period 4/1/05- 3/31/06 and for Malaysia, Taiwan, Hong Kong and Singapore for the Annual Period 4/1/06 - 3/31/07 in the chart in Section 7.1(b) (International Territory);

      (h)         adding the following to the chart in Section 7.1(b):

                                        "Guaranteed Minimum Advertising for the
                                        International Territory
                                        ---------------------------------------
            Annual Period               Mexico             Australia
            4/1/07-3/31/08 (Eleventh)   $                  $            "
                                         ------------       ------------

11. Paragraph 7.2 of the License is hereby amended by:

      (a)         inserting the following at the end thereof:

                  "No Percentage Advertising Payment will be due on purchases of Licensed Products pursuant to Sections 5.11, 5.12 and 5.14 of this Agreement."

      (b)         inserting the following new paragraph at the end thereof:

                  "Beginning in the Eleventh Annual Period (4/1/07) and thereafter, Licensee shall pay to Licensor a Percentage
                  Advertising Payment equal to            percent of Net Sales.
                                               ----------
                  Anything herein to the contrary notwithstanding, no Percentage Advertising Payment shall be due for the Net Sales of (a) Close-Outs and (b) Seconds to the extent that such sales of
                  (a) and (b) do not exceed              percent of the total
                                            ------------
                  Net Sales for the relevant Annual Period. Any excess of such
                  Net Sales over the aforesaid              percent shall
                                               ------------
                  require the payment of the full three              percent
                                                        ------------
                  Percentage Advertising Payment, however, nothing herein shall be construed to permit such sales. Anything herein to the contrary notwithstanding, for the Eleventh Annual Period (4/1/07- 3/31/08) only, the Percentage Advertising Payment
                  shall not exceed                 Dollars. Percentage
                                   ---------------
                  Advertising Payments shall be payable in quarterly installments on January 15, April 15, July 15 and
                  October 15 for the immediately preceding quarter of sale, less Guaranteed Minimum Advertising Payments for such period."

12. Paragraph 7.3 of the License is hereby amended by changing "
                                                                -------------
percent" in the second sentence to "             percent".
                                    ------------

13. Paragraph 7.4 of the License is hereby deleted in its entirety and is replaced by the following:

            "7.4 Approval of Packaging, Labels and Licensee's Advertising. All packaging, Labels and advertising copy and the medium of all advertising placed by Licensee, if any, must comply strictly with specifications provided from time to time by Licensor and are, at all times, subject to the approval of Licensor. No advertising, including cooperative advertising whereby Licensee provides a customer with a contribution toward the cost of an advertisement for Licensed Products, whether credit or otherwise, may be used without the prior written consent of Licensor in each instance. Additionally, under no circumstances will Licensee be permitted to advertise Licensed Products over any medium not previously approved by Licensor in writing. To such end, unless otherwise approved in writing by Licensor, the Internet or any other global or regional computer access network is deemed an unapproved medium for advertising. The use of any packaging, Labels or advertising not approved by Licensor is expressly prohibited. All packaging and Labels must use the Trademarks, but no other trademark or trade name may be used except as may be required by applicable law or permitted by Licensor in writing. Licensee shall not be permitted to use its name(s) on Licensed Products, packaging or Labels displaying the Trademark other than as specifically approved by Licensor in writing. Any Labeling materials provided by Licensor to Licensee will be so provided at Licensee's expense, at Licensor's cost of producing and providing the same. To protect the Trademarks, Licensor reserves the right to require Licensee to purchase Labels only from sources designated by Licensor, provided that such sources provide the Labels to Licensee in a reasonably competitive manner as to price and delivery."

14. Paragraph 11.3 of the License is hereby amended by adding the following after the first sentence therein:

            "Anything to the contrary notwithstanding, during any Annual Period, if Licensee fails to meet the Minimum Sales Level for a Territory within the International Territory, this Agreement shall be terminable by Licensor only as to such International Territory in which the Minimum Sales Level was not achieved."

15. Paragraph 20.1 of the License is hereby amended by changing the addresses to the following:

            "To Licensor:
            TOMMY HILFIGER LICENSING, LLC
            200 Liberty Way
            Cranbury, New Jersey 08512
            Attn:  David Vandroth
            Telephone:  (609) 409-7322
            Facsimile:  (609) 409-7331

            with a copy to:
            Dreier LLP
            499 Park Avenue
            New York, New York 10022
            Telephone:  (212) 328-6100
            Facsimile:  (212) 328-6101

            TOMMY HILFIGER USA, INC.
            601 West 26th Street, 6th Fl
            New York, NY 10001
            Attention: Office of the General Counsel
            Telephone: (212) 549-6000
            Facsimile: (212) 549-6799"

16. Effective as of April 1, 2006, Exhibit A shall be amended to delete "H Hilfiger" therefrom.

17. Schedule 2.7(b) is hereby deleted in its entirety from the License.

18. Except as modified hereby, all other paragraphs and provisions contained in the License shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.

      IN WITNESS WHEREOF, Licensor and Licensee have respectively signed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, LLC       THE STRIDE RITE CORPORATION

By:     /s/ Anne Marino             By:      /s/ RJ Woodworth
        ---------------                      -----------------

Title:  President, Licensing        Title:  President, TH Footwear
        ----------------------              -----------------------